Cambria Tail Risk ETF
Schedule of Investments
July 31, 2026 (Unaudited)

U.S. TREASURY OBLIGATIONS - 90.9%		Principal		Value
United States Treasury Note/Bond, 4.25%, 05/15/2035(a)		$ 137,745,000		$ 133,564,224
TOTAL U.S. TREASURY OBLIGATIONS (Cost $138,536,415)				133,564,224

PURCHASED OPTIONS - 5.6% (b)	Notional Amount	Contracts		Value
Put Options - 5.6%
S&P 500 Index (c)(d)
Expiration: 09/18/2026; Exercise Price: $6,000.00	42,691,404	57		45,885
Expiration: 12/18/2026; Exercise Price: $6,100.00	22,469,160	30		145,350
Expiration: 12/18/2026; Exercise Price: $6,200.00	164,024,868	219		1,174,935
Expiration: 03/19/2027; Exercise Price: $6,400.00	85,382,808	114		1,305,870
Expiration: 06/17/2027; Exercise Price: $6,200.00	28,460,936	38		516,230
Expiration: 06/17/2027; Exercise Price: $6,500.00	41,942,432	56		964,600
Expiration: 06/17/2027; Exercise Price: $6,900.00	38,946,544	52		1,231,880
Expiration: 09/17/2027; Exercise Price: $7,000.00	70,403,368	94		2,875,930
TOTAL PURCHASED OPTIONS (Cost $17,921,627)				8,260,680

SHORT-TERM INVESTMENTS - 2.4%		Shares		Value
Money Market Funds – 2.4%
First American Treasury Obligations Fund - Class X, 3.60% (e)		3,519,530		3,519,530
TOTAL SHORT-TERM INVESTMENTS (Cost $3,519,530)				3,519,530

TOTAL INVESTMENTS - 98.9% (Cost $159,977,572)				145,344,434
Other Assets in Excess of Liabilities - 1.1%			0.01087	1,596,584
TOTAL NET ASSETS - 100.0%				$ 146,941,018

Percentages are stated as a percent of net assets.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Non-income producing security.
(c)	Exchange-traded.
(d)	100 shares per contract.
(e)	The rate shown represents the 7-day annualized yield as of July 31, 2026.

Summary of Fair Value Disclosure as of July 31, 2026 (Unaudited)

Cambria Tail Risk ETF (the “Fund”) has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$ –	$ 133,564,224	$ –	$ 133,564,224
Purchased Options	–	8,260,680	–	8,260,680
Money Market Funds	3,519,530	–	–	3,519,530
Total Investments	$ 3,519,530	$ 141,824,904	$ –	$ 145,344,434

Refer to the Schedule of Investments for further disaggregation of investment categories.